SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California (State or other jurisdiction of incorporation)	95-3737816 (I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California (Address of principal executive offices)	92127 (Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 12.	Disclosure of Results of Operations and Financial Condition

On November 10, 2003, we issued a press release disclosing our results of operations for the quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1, and is incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date:	November 10, 2003	/s/ Keith A. Butler
Keith A. Butler Vice President—Finance and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated November 10, 2003, entitled “Synbiotics Corporation Reports Third Quarter Results”.